                       SECOND AMENDMENT TO LOAN AGREEMENT

     This Second Amendment to Loan Agreement (this "Second Amendment") is entered into as of the 4th day of October, 1996 between the Government Development Bank for Puerto Rico, as lender ("GDB") and El Conquistador Partnership, L.P., as borrower (the "Borrower").

                                    RECITALS

     1. GDB and the Borrower entered into that certain Loan Agreement dated February 7, 1991, as amended by that certain First Amendment to Loan Agreement dated May 5, 1992 (collectively, the "Loan Agreement"), with respect to the construction of the El Conquistador Resort and Country Club (unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the meanings assigned to the same in the Loan Agreement).

     2. GDB has agreed to loan to Borrower an additional $6,000,000.00, as revolving credit facility, subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The  following  definitions  are hereby added to Article 2 of the Loan
          Agreement:

          (a) "Accounts Receivable" shall mean all of the Borrower's present and future rights to payment with respect to the operation of the Improvements,



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
               including, without limitation: (i) goods provided or sold and services rendered, including, without limitation, merchandise or inventory sold or leased; (ii) rental of rooms, ballrooms and other areas that comprise the hotel portion of the Improvements, or other proceeds therefrom; (iii) food and beverage operations or other hotel services with respect to the Improvements; and
               (iv) any proceeds of the foregoing, including, without limitation, all of the Borrower's rights to receive payment from any consumer credit or charge card organization or entity and all substitutions therefor and proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof. The foregoing definition shall not include rights to payments arising from Borrower's: (a) casino operations; (b) sale or rental of assets outside the ordinary course of business; or (c) rentals or concession fees arising from the lease or concession of commercial or retail space.

          (b) "Advance" shall mean individually and collectively the proceeds of the Revolving Loan delivered to the borrower by GDB pursuant to Section 4.7(a) hereof.

          (c)  "Assignment  of  Accounts  Receivable"  shall  mean that  certain
               Constitution  of  Assignment  of  Accounts   Receivable  executed
               pursuant to Section 4.7 and forming part of the Security.



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

          (d) "Credit Facility" shall mean that certain loan in the amount of $8,000,000 from GDB to Kumagai Caribbean, Inc. and WKA El Con
               Associates as evidenced by that certain Credit Facility Loan Agreement and the other Credit Facility Loan Documents.

          (e) "Credit Facility Loan Agreement" shall mean that certain Credit Facility Loan Agreement dated May 5, 1992 between GDB and Kumagai Caribbean, Inc. and WKA El Con Associates, evidencing, in part, the Credit Facility.

          (f) "Credit Facility Loan Documents" shall mean the Credit Facility Loan Agreement and all other agreements, notes, documents and instruments delivered by Borrower pertaining to the Credit Facility as hereafter renewed, amended or supplemented from time to time.

          (g) "Credit Facility Mortgage" shall mean that certain Mortgage in the amount of $6,000,000, from the Borrower in favor GDB as per Deed No. 6 executed in San Juan on May 5, 1992 before Eugenio Otero Silva and recorded at page 207 of volume 353 of Fajardo, property no. 15204, fourth and last inscription, which secures, in part, the Credit Facility.

          (h) "Mortgage Note" shall mean that certain Mortgage Note in the amount of $6,000,000 from Borrower in favor of GDB given in connection with the Revolving Loan Mortgage. For the purposes of
               Article 10 and



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

               Article 11, the term "Note" or "Notes" shall also be deemed to refer to the Mortgage Note.

          (i) "Palominos Revolving Loan Mortgage" shall mean the leasehold mortgage in form reasonably satisfactory to GDB, made or to be made by Borrower upon its lease hold interest in Palominos Island Property, to be encumbered in favor of GDB to secure the payment of the Revolving Loan, creating a third priority Lien on the Palominos Island Property in the principal amount of $120,000.00.

          (j) "Palominos Mortgage Note" shall mean that certain Note in the amount $120,000 from Borrower in favor of GDB, secured by with the Palominos Revolving Loan Mortgage. For the purposes of
               Article 10 and Article 11, the terms "Note" or "Notes" shall also be deemed to refer to the Palominos Mortgage Note. For the purposes of Article 10 and Article 11, the term "Note" or "Notes" shall also be deemed to refer to the Palominos Mortgage Note.

          (k)  "Permitted Loan Limit" shall mean the amount of $6,000,000.

          (l) "Revolving Loan" shall mean that certain Revolving Loan up to the Permitted Loan Limit which shall be advanced, from time to time, under Section 4.7 hereof. For the purposes of Article 3 and Sections 8.9 and 8.10 only, the term "Loan" shall also be deemed to refer to the Revolving Loan and for the purposes of Article 9 and Article 10 the term "GDB



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

               Loan" shall also be deemed to refer to the Revolving Loan.

          (m) "Revolving Loan Closing" shall mean the execution and delivery of the Second Amendment and all other Revolving Loan Documents, which Revolving Loan Closing shall take place at the offices of GDB or at such other place as the parties may choose.

          (n) "Revolving Loan Closing Date" shall mean October 4, 1996 by which date the Revolving Loan Closing Date shall have occurred. For the purposes of Article 3 only, the term "Closing Date" shall be also deemed to refer to the Revolving Loan Closing Date.

          (o) "Revolving Loan Documents" shall mean the Revolving Note, the Mortgage Note, the Palominos Mortgage Note, the Revolving Loan Mortgage, the Assignment of Accounts Receivable, the Second Amendment, and any and all other agreements, documents and instruments delivered by or on behalf of Borrower pertaining to the Revolving Loan pursuant to the terms of the Second Amendment, as hereafter renewed, amended or supplemented from time to time. The Revolving Loan Documents shall be deemed to be included within the definition of the Loan Documents.

          (p) "Revolving Loan Interest Rate" shall be equal to that certain annual rate resulting by adding 100 basis points to the LIBOR Rate for a (3) month period.

          (q) "Revolving Loan Maturity Date" shall mean October 31, 1997, or such earlier date as GDB shall declare the entire principal sum due and payable in the exercise of its Rights under Article 10 hereof.

          (r) "Revolving Loan Mortgage" shall mean the mortgage, deed of trust or similar security agreement in form reasonably satisfactory to GDB, made or to be made by Borrower upon the Premises (excluding the Palominos Island Property), to be encumbered in favor of GDB to secure the payment of the Revolving Loan, creating a third priority Lien on the premises in the principal amount of the Permitted Loan Limit, encumbering the Premises, including all buildings, improvements, fixtures and personal property presently located thereon and all buildings and improvements to be erected and constructed thereon, if any, and all fixtures and personal property owned by Borrower to be placed therein.

          (s) "Revolving Loan Obligations" shall mean Borrower's obligations under all of the Revolving Loan Documents, including, without limitation, all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to GDB by Borrower arising from, by virtue of, or pursuant to any Revolving Loan Document, together with all interest accruing thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, determinate, undeterminate, joint, several or joint and several. The Revolving Loan Obligations shall be deemed to be included within the Obligations.

          (t) "Revolving Loan Pledge Agreement" shall mean that certain Pledge Agreement to be executed by Borrower in favor of GDB pursuant to
               Section 4.7 and forming part of the Security.

          (u) "Revolving Loan Secondary Rate" shall mean that certain rate of interest that shall accrue ont he unpaid principal outstanding balance of the Revolving Loan, as the same may exist from time to time, from and after a Default or an Event of Default has occurred hereunder which interest rate shall be 500 basis points above the Revolving Loan Interest Rate.

          (v)  "Revolving  Loan  Security"  shall have the meaning  described in
               Section 4.7(g) hereof.  For the purposes of Article 3 and Section
               8.12 hereof, the term "Security" shall be also deemed to refer to Revolving Loan Security.

          (w)  "Revolving  Loan  Security  Documents"  shall mean those  certain
               Revolving Loan Documents listed in Section 4.7(g) attached hereto. The Revolving Loan Security Documents shall be deemed to be included within the definition of Security Documents.

          (x) "Revolving Loan Title Policy" shall mean that certain Title Policy issued by the Title Insurer pursuant to Section 4.7.

          (y) "Revolving Note" shall collectively mean that certain note evidencing the Revolving Loan from Borrower in favor of GDB which shall in no event exceed the aggregate amount of the Permitted Loan Limit. For the purposes of Article 10 and Article 11, the term "Note" or "Notes" shall also be deemed to refer to the Revolving Note.

          (z) "Revolving Period" shall mean that certain period commencing on the Revolving Loan Closing Date and ending on the Revolving Loan Maturity Date.

          (aa) "Second Amendment" shall mean that certain Second Amendment to Loan Agreement dated as of the Revolving Loan Closing Date between GDB, as lender, and Borrower.

     2. A new Section 4.7 is hereby added to the Loan Agreement as follows:

          4.7  Revolving Loan.

          (a) Subject to the terms and conditions hereof, and relying on the representations, covenants and warranties of the Borrower contained herein, GDB agrees, from time to time, during the Revolving Period to lend to the Borrower under the Revolving Loan upon its request up to the aggregate principal amount of the Permitted Loan Limit for the



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

               Borrower's working capital needs for the operation of the Premises. During the Revolving Period, the Borrower shall be entitled to receive the entire proceeds of the Revolving Loan in one or more Advances pursuant to this Section 4.7 hereof, except as otherwise specifically set forth in this Agreement. After the expiration of the Revolving Loan Period, the Borrower shall not be entitled to receive any further Advance. The Revolving Loan may revolve during the Revolving Period; accordingly, during the Revolving Loan Period, the Borrower may borrow up to the Permitted Loan Limit, repay all or any portion of such principal amount, and re-borrow up to the Permitted Loan Limit, subject to the terms and conditions set forth herein.

          (b) The Revolving Loan shall be evidenced by the Revolving Note and shall be due and payable as required by Section 4.7(k). The Borrower shall not be liable under the Revolving Note except with respect to funds actually advanced to the Borrower by GDB. The Revolving Note shall bear interest from the date thereof on the unpaid principal balance thereof, from time to time outstanding, at a fluctuating interest rate equal to the Revolving Loan Interest Rate.

          (c) (i) From and after the Revolving Loan Maturity Date, (ii) upon the failure of Borrower to pay any interest within (10) days after such interest is due with respect to the Revolving Loan prior to the occurrence of any Default or Event of Default, or



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

               (iii) upon the occurrence of any Default or Event of Default, interest shall accrue on the unpaid balance of the Revolving Loan and, to the extent permitted by law, on all accrued but unpaid interest thereon as of such date, at the Revolving Loan Secondary Rate. Such interest shall continue to accrue at the Revolving Loan Secondary Rate until (x) the date of payment in full of all principal and accrued but unpaid interest on the Revolving Loan, if accelerated, (y) if applicable, such unpaid interest shall have been paid, or (z) such Default or Event of Default has otherwise been cured as may be permitted pursuant to the terms of this Agreement.

          (d) On the Revolving Loan Closing Date hereof and upon satisfaction of the conditions precedent set forth in Sections 4.7(i) and (j) below, GDB shall disburse, on behalf of the Borrower, a portion of the proceeds of the Revolving Loan as may be necessary to pay off the existing credit facility in favor of Scotia bank de Puerto Rico in the amount of $5,200,000 and to cover all costs and expenses incident to the closing of the transactions contemplated hereby, including, without limitation, and any and all recording charges/taxes or fees in connection therewith, which shall all be set forth on a closing statement to be signed by the parties hereto. Notwithstanding the foregoing, the attorneys' fees and costs of GDB's legal counsel that is set forth on the closing statement described above may be paid by Borrower after the Revolving Loan Closing

               Date, but no later than February 15, 1997. In addition to the foregoing, the Borrower shall also pay to GDB on or before February 15, 1997, the amount of $54,224.32, representing a portion of the costs and expenses incurred by GDB for various accounting audits of the Premises. After the initial Advance and upon continued satisfaction of the conditions precedent as set forth in Section 4.7(j) below, the Borrower shall be entitled to receive further Advances, provided, however, that the aggregate amount of outstanding Advances shall never exceed the amount of the Permitted Loan Limit.

          (e) The Borrower shall give GDB written or telephonic notice of any requested Advance hereunder, but no more than once per month. GDB shall have no duty or obligation to verify or confirm the authority of the person of the Borrower requesting any such Advances if that person identifies himself as an employee of the Borrower. GDB shall make each Advance hereunder provided that (i) the Permitted Loan Limit would not be so exceeded, (ii) there has not occurred a Default or Event of Default on the date proposed by the Borrower therefor (but not later than two (2) business days after the receipt of said request for an Advance), and (iii) Borrower has complied with the terms of this Second Amendment and the other provisions of the Loan Agreement (it being agreed that in the event Borrower is not in compliance with the terms of this Second Amendment or the other provisions of the Loan Documents, a Default or Event of Default



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
               is not required to occur before GDB is not obligated to make any Advance).

          (f) In consideration of GDB making the Revolving Loan, the Borrower agrees to pay to GDB a commitment fee equal to $45,000, equivalent to three-quarters of one(1) percent (3/4%) of the Revolving Loan Limit, such fee to be paid on or before February 15, 1997, otherwise, GDB shall not be obligated to make any further Advances and, at GDB's election, which may be exercised in GDB's sole and absolute discretion, the failure to pay the same may be deemed to be an Event of Default.

          (g) As security for the Revolving Loan and the performance and observance of all of the obligations, covenants and agreements of the Borrower under the Revolving Loan, the Borrower shall deliver, or cause to be delivered, the following collateral to GDB (the "Revolving Loan Security"), all of which shall be in form and substance acceptable to GDB in GDB's sole and absolute discretion:

               (1) The Pledge of the Mortgage Note and Palominos Mortgage Note secured by the Revolving Loan Mortgage and Palominos Revolving Loan Mortgage, respectively, pursuant to the Revolving Loan Pledge Agreement.

               (2)  Mortgage Note.

               (3)  Palominos Mortgage Note.



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

               (4)  Revolving Loan Mortgage.

               (5)  Palominos Revolving Loan Mortgage.

               (6)  The Assignment of Accounts  Receivable creating a first lien
                    priority   interest   in  favor  of  GDB  in  the   Accounts
                    Receivable.

               (7) Subordination by GDB of the Credit Facility Mortgage to the Revolving Loan Mortgage.

               (8) Unconditional Guarantees of the Revolving Loan from Kumagai Caribbean, Inc. and WKA El Con Associates in favor of GDB.

               (9) The Revolving Loan Title Policy, showing the Revolving Loan Mortgage as a third priority lien and the Palominos Revolving Loan Mortgage as a third (3rd) priority leasehold lien.

               (10) An update of the descriptions of all of the Security pledged to GDB under (and as defined in) the Loan Agreement and Facility Loan Agreement.

               (11) Such other Revolving Loan Security Documents as Borrower may deem necessary with respect to the Revolving Loan, in GDB's sole and absolute discretion.

          (h) The Borrower hereby agrees that the Security Documents (excluding the Revolving Loan Security Documents) shall be deemed to be additional collateral to secure the performance of the Revolving Loan Obligations, and none of the foregoing security shall be deemed to be released from the applicable collateral unless and until all obligations under the Revolving Loan have been paid in full. In furtherance of the foregoing, (i) the failure to pay any principal or interest due under the Credit Facility Loan Documents within ten (10) days after the same is due or (ii) the occurrence of any "Event of Default" under the Credit Facility Loan Agreement and acceleration of the Credit Facility or commencement of proceedings to foreclose upon any collateral securing the Credit Facility by reason of such Event of Default, shall, at GDB's option, also be deemed to be a Default or Event of Default after the giving of notice and expiration of the applicable grace period under Section 10.1(a) of this Agreement.

          (i) The obligation of GDB to make the initial Advance under the Revolving Loan is subject to the following conditions precedent (it being understood that the conditions set forth in Article 7 hereof shall not be applicable to GDB's obligation to make Advances):

               (1) All Revolving Loan Documents in form and substance acceptable to GDB, in GDB's sole and absolute discretion, shall have been executed and delivered to GDB, including, without limitation, the following:

                    (a)  Revolving Loan Security;



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

                    (b)  Second Amendment;

                    (c) Consent to Loan Agreement and Assignment of Accounts Receivable and Subordination of Assignment of Accounts Receivable from The Bank of Tokyo-Mitsubishi, Ltd.;

                    (d) Consent of GDB to the Revolving Loan and the pledge of the collateral under the Revolving Loan Documents as required by the terms of the Loan and the Credit Facility;

                    (e) First Amendment to Subordination and Standstill Agreement between, among others, Bank of Tokyo - Mitsubishi Bank, Ltd., and GDB with respect to the Revolving Loan;

                    (f) GDB shall receive the favorable written opinion of counsel to Borrower, dated as of the Revolving Loan Closing Date, with respect to such matters as GDB may require;

                    (g) Such additional supporting documents as GDB may deem to be necessary, in GDB's sole and absolute discretion.

               (2) A Current unaudited balance sheet of Borrower certified to be true and correct by the chief financial officer of Borrower shall have been delivered to GDB.

               (3) The conditions set forth in Sections 6.1 (t)- (w) hereof shall be satisfied.

               (4)  [Intentionally Deleted].

               (5) The conditions precedent set forth in Section 4.7(j) below shall also be satisfied.

               (6) GDB shall have received evidenced acceptable to GDB that the partners of the Borrower have loaned or caused to be loaned on behalf of the Partners of Borrower an amount of $800,000 to the Borrower as an unsecured loan toward working capital for the operation of the Premises for the period of August and September, 1996 (the "Borrower Loan").

          (j) The obligations of GDB to lend amounts under the Revolving Loan and to make the initial Advance and all other Advances, from time to time, thereunder, are subject to the following additional conditions precedent:

               (1) The representations and warranties set forth in the Revolving Loan Documents (excluding Sections 4(a) through
                    (f) of this Second Amendment) and in Article 3 of the Loan Agreement (except for Sections 3.2, 3.6, 3.8, 3.15(b), 3.17, 3.20, 3.22, 3.25 and 3.26) shall be restated and shall be true and correct as of the date of the applicable Advance, as though such representations and warranties had been made on and as of such date.

               (2) The Borrower shall be in compliance with all the terms and provisions set froth under the Loan Documents on its part to be observed or performed (except as such non-compliance shall have been previously waived in writing or consented to in writing by GDB), no Default or Event of Default shall have occurred and be continuing at such time, and no event shall have occurred which, with notice and/or passage of time, and would cause a Default or Event of Default to occur.

               (3)  [Intentionally Deleted].

               (4) Resolutions of the Borrower and its constituent partners, in form and substance acceptable to GDB in its sole and absolute discretion, shall be delivered to GDB.

               (5) GDB shall have received evidence acceptable to GDB that the partners of the Borrower have made the Borrower Loan, even if the same has been previously repaid in accordance with
                    Section 4.7(l).

               (6) No more than twenty percent (20%) or $500,000, whichever is greater, of the then current amount of the outstanding Accounts Receivable, shall be more than 120 days past due.

          (k) The Borrower shall pay the Revolving Note together with interest, fees and charges, as follows:

               (1) Whenever the outstanding principal balance of the Revolving Loan exceeds the Permitted Loan Limit, the Borrower shall immediately pay to GDB the excess of the outstanding principal balance of the Revolving Loan over the Permitted Loan Limit.

               (2) Each Advance under this Agreement shall bear interest at the Revolving Loan Interest Rate from the date of each such Advance until the Revolving Loan Maturity Date or the date of prepayment thereof, whichever occurs first. Such interest shall be payable quarterly in arrears on each Interest Adjustment Date and shall be computed only on outstanding balances of Advances on the basis of the 360 day year and for the number of actual days elapsed.

               (3) The entire unpaid principal balance of the Revolving Loan, together with accrued and unpaid interest thereon, fees and charges shall be due and payable in full on the Revolving Loan Maturity Date, subject to the notice provisions of
                    Section 10.1(a) hereof.

          (l) GDB agrees that at any time that the outstanding balance of the Revolving Loan is zero, then the Borrower may repay the Borrower Loan to its partners, regardless of any provisions to the contrary under the Loan Documents or the Credit

               Facility Loan Documents, provided, however, that as a condition precedent for the Borrower to obtain any subsequent Advances under the Revolving Loan, then the Borrower Loan must be reloaned to the Borrower and evidence thereof delivered to GDB in accordance with Section 4.7(j)(5) hereof.

          (m) Borrower agrees that the violation of Section 4.7(j)(6) hereof may, at GDB's election, which may be exercised in GDB's sole and absolute discretion, be deemed to be a Default or Event of Default, subject to the notice provisions of Section 10.1(a) hereof.

     3. The term "Permitted Liens and Encumbrances" as used in the Loan Agreement shall be deemed to include the Revolving Loan Mortgage and the other liens and encumbrances evidenced by the Revolving Loan and any liens and encumbrances shown on the Revolving Loan Title Policy.

     4. As a material inducement to GDB to enter into the Second Amendment and to make the Revolving Loan, the Borrower hereby represents, warrants and covenants as follows:

          (a)  The outstanding  principal amount of the Loan is  $25,000,000.00;
               and

          (b) All outstanding and accrued interest under the GDB Loan has been paid through September 30, 1996.

          (c)  [Intentionally Deleted].

          (d)  As of the date hereof,  the  representation  contained in Section
               3.17 hereof is true and correct.

          (e) To the knowledge of Borrower, GDB is not in default of any of its obligations under the Loan Documents or the Operative Documents (as defined in the Credit Facility Loan Agreement) and no event has occurred which with lapse of time and/or notice would cause such a default to occur;

          (f) No payments have been made by or behalf of the Borrower into any escrow account pursuant to the Escrow Requirement (as defined in the Credit Facility Loan Agreement);

          (g) The Liens granted to GDB by the Revolving Loan Documents will be, when filed, subject only to recording which will be effected in due course, fully perfected third (3rd) priority Liens in and to the Revolving Loan Security described therein, subject only to Permitted Liens and Encumbrances.

          (h) That certain Development Services and Management Agreement dated January 12, 1990 between Borrower and Williams Hospitality Management Corporation as amended by amendments dated September 30, 1990 and January 31, 1991 has not been further amended, modified or supplemented in any manner whatsoever since January 31, 1991 and remains in full force and effect.

          (i) Those certain audited financial statements prepared by Ernst & Young dated March 31, 1996 submitted by

               Borrower to GDB and those certain monthly financial statements dated June 30, 1996 prepared by or on behalf of Borrower, based on which GDB approved the Revolving Loan herein contemplated, are true and correct in all material aspects as of the date thereof.

          (j) Neither the execution and delivery of the Second Amendment and the Revolving Loan Documents, the consummation of the transactions contemplated thereunder, and the compliance with the terms, conditions and provisions of the Second Amendment and the other Revolving Loan Documents, will conflict with or result in a breach of the terms, conditions or provisions or constitute a default under the Partnership Agreement of Borrower, or of any indenture or other agreement or instrument to which the Borrower is a party or by which it is bound, or result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever, upon any of the properties or assets of the Borrower, except as permitted by the provisions of the Second Amendment and the other Revolving Loan Documents; and except for the recording of the Revolving Loan Mortgage and Palominos Revolving Loan Mortgage, and except as noted in this Second Amendment, Borrower is not required to obtain any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality in order for the Second Amendment to become a valid and binding obligation of Borrower in accordance with its terms.

     5. Section 5.3 of the Loan Agreement is hereby modified to provide for the following clause:

          "(v) Borrower's obligations guaranteed by its Partners under the Guarantees executed in connection with the Revolving Loan."

     6. Borrower hereby agrees that Exhibit A to that certain Assignment Agreement dated December 7, 1991 shall also be deemed to include those certain agreements listed on Exhibit A attached hereto, which constitutes an updated list of all such contracts and agreements affecting the Premises (in addition to those already listed in such Assignment Agreement).

     7. GDB and Borrower agree that as a condition precedent to GDB's delivery to Borrower of the Mortgage Note and Revolving Loan Mortgage in the event the Revolving Loan is paid in full and terminated, the Revolving Loan Mortgage shall be subordinated to the Credit Facility Mortgage by a document in form and substance reasonably acceptable to GDB.

     8. The addresses set forth in Section 11.14 of the Agreement are hereby deleted and replaced with the following:

          (a)  If to GDB:

               Government Development Bank for Puerto Rico
               Minillas Government Center
               De Diego Avenue, Stop 22
               Santurce, Puerto Rico  00907
               ATTN: Ana Carmen Alemany, Sr. Vice President

               With a copy to:

               Gunster, Yoakley, Valdes-Fauli & Stewart, P.A.
               500 East Broward Boulevard, Suite 1400
               Fort Lauderdale, Florida  33394
               ATTN: Andrew S. Robins, Esq.

          (b)  If to Borrower:

               c/o Williams Hospitality Group, Inc.
               187 East Isla Verde Road
               San Juan, Puerto Rico  00913
               ATTN: President

               With a copy to:

               Kumagai Caribbean, Inc.
               1177 Avenue of the Americas
               New York, New York  10019

               and

               Shack & Siegel, P.C.
               530 Fifth Avenue
               New York, New York  10036
               ATTN:  Jeffrey N. Siegel, Esq.

     9. As a material inducement for GDB to accept this Second Amendment, Borrower does hereby release, waive, discharge, covenant not to sue, acquit, satisfy and forever discharge GDB and its officers, directors, employees, agents and attorneys and the affiliates and assigns of all of the foregoing of and from any and all liability, claims, counterclaims, defenses, actions, causes of actions, suits, controversies, agreements, promises and demands whatsoever, at law or in equity, which Borrower had, now has, or which any personal representative, successor, heir or assign of Borrower now or hereafter can, shall or may have against GDB or their directors, employees, attorneys and agents and the affiliates and assigns of all of the foregoing, for, upon, or by reason of any matter, cause or thing whatsoever through the date hereof relating to the Loan, and the Revolving Loan and any and all documents or agreements executed in connection therewith, except that nothing herein shall be deemed to release GDB from its obligations under such documents, including, without limitation, its obligation to make Advances, subject to the terms thereof. Borrower further expressly agrees that the foregoing waiver and release is intended to be as broad and inclusive as permitted by the laws of the Commonwealth of Puerto Rico. In addition to, and without limiting the generality of the foregoing, and in consideration of the GDB's acceptance of this Second Amendment, Borrower covenants with and warrants unto GDB and its affiliates and assigns that there exists no claims, counterclaims, defenses, objections, offsets of claims, or offsets against GDB or the obligation of Borrower to pay the Loan, Credit Facility or Revolving Loan to GDB when and as the same becomes due and payable in accordance with the terms of this Second Amendment and the other Loan Documents, including, without limitation, the Revolving Loan Documents, and the Operative Document(as defined in the Credit Facility Loan Agreement).

     10. Except as prohibited by law, the GDB and the Borrower hereby knowingly, voluntarily and intentionally waive the right to trial by jury with respect to any litigation based hereon or arising out of, under, or in connection with this Second Amendment or the other Revolving Loan Documents, including, without limitation, the Revolving Loan Documents, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Borrower or GDB with respect to the Revolving Loan; this waiver being a material inducement for GDB to accept this Second Amendment. If the subject matter of any litigation is one in which the waiver of jury trial is prohibited, neither GDB nor the Borrower shall present as a noncompulsory counterclaim in such litigation, any claim arising out of this Second Amendment or the Revolving Loan Documents. Furthermore, neither GDB nor the Borrower shall seek to consolidate any action in which a jury trial has been waived with any litigation in which a jury trial cannot be waived.

     11. This Second Amendment shall be binding upon GDB and the Borrower and their respective successors and assigns. This Second Amendment may be executed in counterparts, all if which counterparts shall be deemed to be a single document. Signature pages received by facsimile transmission shall be deemed to be an original document.

     12. This Second Amendment constitutes the complete agreement between the parties hereto with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by GDB and the Borrower. No amendment or waiver of any provision of this Second Amendment, the Revolving Note or any other Revolving Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by GDB, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13. Except as otherwise modified herein, the Loan Agreement and the other Loan Documents remain unmodified and are in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first set forth above.

                                       GOVERNMENT DEVELOPMENT BANK
                                       FOR PUERTO RICO



                                       By: /s/
                                           --------------------------------
                                           Name:  Ana Carmen Alemana
                                           Title:  Senior Vice President

                                       EL CONQUISTADOR PARTNERSHIP L.P.

                                       By: /s/
                                           --------------------------------
                                           Name:  Brian Gamache
                                           Title: Authorized Signatory

                                                                       Exhibit A

                                 EL CONQUISTADOR

                             Resort And Country Club

                                   MEMORANDUM

TO:         Pam Flaherty

FROM:       Larry M. Vitale

DATE:       August 23, 1996

SUBJECT:    Recap of Hotel Concessionaires

---------------------------------------------------------

 Restaurants

================================================================================
     Store Name             Owner            Service provided         Tax I.D.
                                                                         No.
--------------------------------------------------------------------------------
Blossoms                John He Zing Yee     Restaurant               66-0491041
--------------------------------------------------------------------------------
Gauchos (Latinos)       Valerie Marty        Restaurant               66-0495837
--------------------------------------------------------------------------------
Othello's               Carlos Pichetti      Restaurant               66-0452336
--------------------------------------------------------------------------------
Rest. Associates of
P.R. (Stingray)         Dayn Smith           Restaurant               66-0525863
--------------------------------------------------------------------------------
Retail
--------------------------------------------------------------------------------
Abaca                   Pedro Moll           Shoe Store               66-0500012
--------------------------------------------------------------------------------
Avante                  Peter Veneciano      Health Spa               66-0500451
--------------------------------------------------------------------------------
Bared & Sons            Phillip Bared        Jewelry                  66-0345606
--------------------------------------------------------------------------------
Club del Sol
(Paco Pepe/Chikos)      Luis B. Gonzalez     Clothing Store           66-0479241
--------------------------------------------------------------------------------
Conversation Piece      Ligia Wachtel        Gifts                    66-0421209
--------------------------------------------------------------------------------
Exotica del                                  Flower Shop              66-0525160
Conquistador                                 Coffee Shop              66-0525159
Exotica Cafe            Richard Roth
--------------------------------------------------------------------------------
Galeria Arrecife        Maria E. Torres      Art                      66-0527914
--------------------------------------------------------------------------------
Group Services Inc.     Saul Tanal           Tour Desk                66-0486829
--------------------------------------------------------------------------------
Events Tropical                                                       66-0504748
Stage Crow Audiovisual  Hamid Azize          Audiovisual Equipment    66-0447320
--------------------------------------------------------------------------------
American Parking        Miguel Cabral        Parking Concession       66-0421500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jose Melendez           Jose Melendez        Horseback Riding        ###-##-####
--------------------------------------------------------------------------------
                                             Water Sports
Aqua Sports             Wilfredo Rosado      Equipment Rental         66-0499299
--------------------------------------------------------------------------------
Palomino Divers         Debra K. Black       Dive Ship (Scuba)        66-0515419
--------------------------------------------------------------------------------
M.H. Reinhold           Marie Reinhold       Jewelry Store            66-0440469
--------------------------------------------------------------------------------
Mona Liza Boutique      Lourdes Cortes       Clothing Store           66-0515557
--------------------------------------------------------------------------------
                                             Gift/Logo Clothing
W.H. Smith              Catherine Gardner    Shops/Store              66-0220116
================================================================================